                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K /A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (D) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest event reported): April 14, 2003

                             ESCALADE, INCORPORATED
                             -----------------------
             (Exact name of Registrant as specified in its charter)

          Indiana                           0-6966                 13-2739290
          -------                           ------                 ----------
(State or Other Jurisdiction of    (Commission File Number)   (IRS Employer I.D.
       Incorporation)                                                 No.)

                  817 Maxwell Avenue, Evansville, Indiana 47711
                  ---------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (812) 467-1200

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On April 14, 2003 Escalade, Inc.'s ("Escalade") wholly owned subsidiary Martin Yale Industries, Inc. ("Martin Yale") successfully completed a tender offer for Schleicher & Co., International AG ("Schleicher"). After the tender offer, Martin Yale owns 97.2% or 2,784,603 shares of Schleicher. The acquisition of shares was for cash and the cost of the acquisition was $12,486,092.

Schleicher, a Germany company, has office and manufacturing facilities in Germany and sales/distribution facilities in France, England and the United States. The assets of Schleicher include accounts receivable; inventory; and property, plant and equipment used in the manufacture and distribution of data shredders. Escalade intends to maintain Schleicher's current locations and will use the property, plant and equipment to manufacture Schleicher's current product line. Escalade believes the business combination of Martin Yale and Schleicher has significant synergies that have immediate benefits to both companies.

Schleicher shares were acquired through direct purchases on the German stock market, privately negotiated transactions and the tender offer. Cash for the acquisition was obtained from the Company's long-term financing agreement with Bank One Indiana, N.A.

This amendment to Escalade's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 2003, is submitted to include the financial statements and pro forma financial information required by Item 7, which were impracticable to provide at the time the Form 8-K was initially filed.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial statements of the business acquired.

                  Schleicher and Co. International Aktiengesellschaft audited financial statements for the nine months ended December 31, 2002 (including report of independent auditors)

                  Schleicher and Co. International Aktiengesellschaft unaudited financial statements for the three months ended March 22, 2003

                  The historical financial information required in this Form 8-K/A is based on prior Escalade filings with the Securities and Exchange Commission and on prior Schleicher filings with German Securities Regulatory Agencies. The Schleicher audited historical financial statements were audited by Bodensee Treuhand GmbH and are included as an exhibit to this Form 8-K/A. The Escalade audited historical financial statements were audited by BKD LLP, which are included in Escalade's Form 10-K filed with the Securities Exchange Commission on March 14, 2003. The following unaudited financial information for the first quarter of 2003 should be read in connection with the historical financial statements of both companies.

                  The accompanying unaudited interim financial information for Escalade and Schleicher for the three months ended March 22, 2003 was prepared in accordance with accounting principles generally accepted in the United States and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, the information does not include all of the information and disclosures required by generally accepted accounting principles in the United States for complete financial statements. In the opinion of management, all adjustments, consisting of normal recurring accruals necessary for a fair presentation are included. The results of operations for the three months ended March 22, 2003 for Escalade and Schleicher may not indicate the results for the full fiscal year. All amounts are stated in U.S. Dollars.

         SCHLEICHER & CO., INTERNATIONAL AG
         CONSOLIDATED CONDENSED BALANCE SHEETS
         (In thousands)

                                                                March 22, 2003          December 31, 2002
                                                                --------------          -----------------
ASSETS
Current Assets:
    Cash and equivalents                                          $      993                $    1,023
    Receivables                                                        9,104                     8,658
    Inventories                                                       10,660                    10,261
    Prepaid expenses and other                                           946                       900
    Deferred tax assets                                                  637                       616
                                                                  ----------                ----------
    Total current assets                                              22,340                    21,458

Property, plant and equipment                                         16,185                    15,542
Accumulated depreciation and amortization                            (11,884)                  (11,374)
                                                                  ----------                ----------
Net property, plant and equipment                                      4,301                     4,168

Other assets                                                             289                       275
                                                                  ----------                ----------
                                                                  $   26,930                $   25,901
                                                                  ==========                ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
    Notes payable - banks                                         $   11,092                $   10,687
    Trade accounts payable                                             5,151                     5,058
    Accrued liabilities                                                4,194                     3,908
    Accrued taxes payable                                                454                       440
                                                                  ----------                ----------
    Total current liabilities                                         20,891                    20,093

Long-term debt                                                           422                       408

Stockholders' equity:
    Common Stock; Authorized 4,200,000 shares;
         no par value, issued and outstanding
         2,866,000 shares                                              7,459                     7,459
    Retained earnings                                                 (1,960)                   (2,049)
    Accumulated other comprehensive income (loss)                        118                       (10)
                                                                  ----------                ----------
    Total stockholders' equity                                         5,617                     5,400
                                                                  ----------                ----------
                                                                  $   26,930                $   25,901
                                                                  ==========                ==========

         SCHLEICHER & CO., INTERNATIONAL AG
         CONSOLIDATED CONDENSED INCOME STATEMENTS
         (In thousands, except share information)

                                                                3 Months ended           9 Months ended
                                                                March 22, 2003          December 31, 2002
                                                                --------------          -----------------
Net sales                                                         $   11,400                $   30,519
Cost of goods sold                                                     6,101                    16,711
                                                                  ----------                ----------
Gross profit                                                           5,299                    13,808

Selling, general and administrative                                    4,936                    14,363
Interest expense                                                         281                       765
Other income                                                              58                       481
                                                                  ----------                ----------
Income (loss) before income taxes                                        140                      (839)
Provision for income taxes                                                51                        43
                                                                  ----------                ----------
Net income (loss)                                                 $       89                $     (882)
                                                                  ==========                ==========

Per Share Data:
    Basic and diluted earnings per share                          $     0.03                $    (0.31)
    Weighted average shares                                        2,866,000                 2,866,000

Comprehensive other income (loss)
    Foreign exchange translation adjustment                       $      118                $      (10)

         SCHLEICHER & CO., INTERNATIONAL AG
         CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
         (In thousands)

                                                                3 Months ended            9 Months ended
                                                                March 22, 2003           December 31, 2002
                                                                --------------           -----------------
Operating Activities:
    Net income (loss)                                             $       89                $     (882)
    Depreciation and amortization                                        126                     2,110
    Adjustments necessary to reconcile net income
    (loss) to net cash provided by operating activities                 (244)                      465
                                                                  ----------                ----------
    Net cash provided by operating activities                            (29)                    1,693

Investing Activities:
    Purchase of property, plant and equipment                           (113)                     (271)
    Investments in affiliates                                                                     (193)
    Other                                                                  -                        11
                                                                  ----------                ----------
    Net cash used by investing activities                               (113)                     (453)

Financing Activities:
    Net increase in notes payable - banks                                 56                       160
                                                                  ----------                ----------

Net cash generated (used)                                                (86)                    1,400
Currency related value adjustments                                        56                      (687)
Cash and equivalents at beginning of period                            1,023                       310
                                                                  ----------                ----------
Cash and equivalents at end of period                             $      993                $    1,023
                                                                  ==========                ==========

         SCHLEICHER & CO., INTERNATIONAL AG
         NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

         NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Nature of the Business

         Schleicher, a German company, manufactures and distributes data shredders. Schleicher has subsidiaries in Austria, Czech Republic, England, France, India and the USA. The financial statements reflect the consolidation of these subsidiaries.

         Basis of Presentation

         The significant accounting policies followed by Schleicher and it's subsidiaries for interim financial reporting are consistent with the accounting policies followed for annual financial reporting. All adjustments that are of a normal recurring nature and are in the opinion of management necessary for a fair statement of the results for the periods reported have been included in the accompanying consolidated condensed financial statements. The condensed consolidated balance sheet of Schleicher as of December 31, 2002 has been derived from the audited consolidated financial statements included as an exhibit to this Form 8-K/A. Certain historical data has been reclassified to conform to financial statement presentation in the United States of America. Certain note disclosures normally included in the annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. These condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included as an exhibit to this Form 8-K/A.

         NOTE B - INVENTORIES
         (In thousands)

                                                                March 22, 2003           December 31, 2002
                                                                --------------           -----------------
Raw materials                                                     $    2,770                $    3,405
Work in progress                                                         634                       533
Finished goods                                                         7,256                     6,323
                                                                  ----------                ----------
                                                                  $   10,660                $   10,261
                                                                  ==========                ==========

         NOTE C - PROVISION FOR INCOME TAXES

         The provision for income taxes was computed based on financial statement income.

  (b)    Pro forma financial information.

         Unaudited Pro Forma Condensed Combined Balance Sheets (in thousands)

         Unaudited Pro Forma Condensed Combined Income Statements (in thousands, except per share information)

         The following unaudited pro forma condensed financial statements combine Escalade's historical results for the three months ended March 22, 2003 and the year ended December 28, 2002 with Schleicher's historical results for the three months ended March 22, 2003 and the year ended December 31, 2002, giving effect to the merger as if it had occurred as of January 1, 2002 for income statement purposes and on December 28, 2002 for balance sheet purposes. The following unaudited pro forma condensed financial statements have been derived from, and should be read in conjunction with, the audited and unaudited financial information referenced in Item 7(a) of this Form 8-K/A and the related notes thereto. Reliance should not be placed on these unaudited pro forma condensed financial statements as being indicative of the historical results that would have occurred had Escalade and Schleicher been combined during these time periods or the future results that may be achieved as a result of this merger. All amounts are stated in U.S. Dollars.

         UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
         AS OF MARCH 22, 2003
         (In thousands)

                                                  Escalade         Schleicher       Adjustments     Combined
                                                 ----------        ----------       -----------    ----------
ASSETS
Current Assets:
    Cash and equivalents                         $    4,400        $      993                      $    5,393
    Receivables                                      13,952             9,104                          23,056
    Inventories                                      22,084            10,660                          32,744
    Prepaid expenses and other                          438               946                           1,384
    Deferred tax assets                                 814               637                           1,451
                                                 ----------        ----------                      ----------
    Total current assets                             41,688            22,340                          64,028

Property, plant and equipment                        35,563            16,185          (4,376)         47,372
Accumulated depreciation and
    amortization                                    (26,900)          (11,884)         11,577         (27,207)
                                                 ----------        ----------                      ----------
                                                      8,663             4,301                          20,165

Intangible assets                                     6,268                                             6,268
Goodwill                                             13,351                                            13,351
Other assets                                         12,640               289          (6,729)          6,200
                                                 ----------        ----------                      ----------
                                                 $   82,610        $   26,930                      $  110,012
                                                 ==========        ==========                      ==========

LIABILITIES AND
STOCKHOLDERS' EQUITY
Current Liabilities:
    Notes payable - banks                        $    5,327        $   11,092                      $   16,419
    Current portion long-term debt                      167                                               167
    Trade accounts payable                            2,347             5,151                           7,498
    Accrued liabilities                               9,468             4,194           5,748          19,410
    Accrued taxes payable                             1,101               454                           1,555
                                                 ----------        ----------                      ----------
    Total current liabilities                        18,410            20,891                          45,049

Long-term debt                                       16,933               422                          17,355
Deferred Compensation                                 1,343                                             1,343
Minority Interest                                                                         366             366

Stockholders' equity:
    Common Stock                                      6,533             7,459          (7,459)          6,533
    Additional paid-in capital                          756                                               756
    Retained earnings                                38,712            (1,960)          1,934          38,686
    Accumulated other comprehensive
    income (loss)                                       (77)              118            (117)            (76)
                                                 ----------        ----------                      ----------
    Total stockholders' equity                       45,924             5,617                          45,899
                                                 ----------        ----------                      ----------
                                                 $   82,610        $   26,930                      $  110,012
                                                 ==========        ==========                      ==========

         UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
         AS OF DECEMBER 28, 2002
         (In thousands)

                                                  Escalade         Schleicher       Adjustments     Combined
                                                 ----------        ----------       -----------    ----------
ASSETS
Current Assets:
    Cash and equivalents                         $    3,370        $    1,023                      $    4,393
    Receivables                                      34,141             8,658                          42,799
    Inventories                                      20,550            10,261                          30,811
    Prepaid expenses and other                          542               900                           1,442
    Deferred tax assets                                 814               616                           1,430
                                                 ----------        ----------                      ----------
    Total current assets                             59,417            21,458                          80,875

Property, plant and equipment                        35,258            15,542          (4,232)         46,568
Accumulated depreciation and
    amortization                                    (26,199)          (11,374)         11,374         (26,199)
                                                 ----------        ----------                      ----------
                                                      9,059             4,168                          20,369

Intangible assets                                     6,492                                             6,492
Goodwill                                             13,351                                            13,351
Other assets                                          8,469               275          (2,657)          6,087
                                                 ----------        ----------                      ----------
                                                 $   96,788        $   25,901                      $  127,174
                                                 ==========        ==========                      ==========

LIABILITIES AND
STOCKHOLDERS' EQUITY
Current Liabilities:
    Notes payable - banks                        $   11,223        $   10,687                      $   21,910
    Current portion long-term debt                      167                                               167
    Trade accounts payable                            2,793             5,058                           7,851
    Accrued liabilities                              17,004             3,908           9,519          30,431
    Accrued taxes payable                             1,189               440                           1,629
                                                 ----------        ----------                      ----------
    Total current liabilities                        32,376            20,093                          61,988

Long-term debt                                       17,200               408                          17,608
Deferred Compensation                                 1,337                                             1,337
Minority Interest                                                                         366             366

Stockholders' equity:
    Common Stock                                      6,509             7,459          (7,459)          6,509
    Additional paid-in capital                          682                                               682
    Retained earnings                                38,709            (2,049)          2,049          38,709
    Accumulated other comprehensive
    income (loss)                                       (25)              (10)             10             (25)
                                                 ----------        ----------                      ----------
    Total stockholders' equity                       45,875             5,400                          45,875
                                                 ----------        ----------                      ----------
                                                 $   96,788        $   25,901                      $  127,174
                                                 ==========        ==========                      ==========

         UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENTS
         FOR THE THREE MONTHS ENDED MARCH 22, 2003
         (In thousands, except per share information)

                                                Escalade        Schleicher       Adjustments        Combined
                                                --------        ----------       -----------        --------
Net sales                                      $   17,703       $   11,400                         $    29,103
Cost of goods sold                                 12,558            6,101                              18,659
                                               ----------       ----------                         -----------
Gross profit                                        5,145            5,299                              10,444

Selling, general and administrative                 4,865            4,936           188                 9,989
Interest expense                                      167              281                                 448
Other (income) expense                                109              (58)                                 51
                                               ----------       ----------                         -----------
Income (loss) before income taxes                       4              140                                 (44)
Provision for income taxes                              1               51           (73)                  (21)
                                               ----------       ----------                         -----------
Net income (loss)                              $        3       $       89                         $       (23)

Per Share Data:
    Basic earnings per share                   $     0.00       $     0.03                         $      0.00
    Diluted earnings per share                       0.00       $     0.03                         $      0.00
    Weighted average shares outstanding
        Basic                                   6,511,124        2,866,000                           6,511,124
        Diluted                                 6,632,243        2,866,000                           6,632,243

         UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENTS
         FOR THE YEAR ENDED DECEMBER 31, 2002
         (In thousands, except per share information)

                                                Escalade        Schleicher       Adjustments        Combined
                                                --------        ----------       -----------        --------
Net sales                                      $  155,455       $   41,439                         $   196,894
Cost of goods sold                                111,164           22,850                             134,014
                                               ----------       ----------                         -----------
Gross profit                                       44,291           18,589                              62,880

Selling, general and administrative                26,328           18,954           702                45,984
Interest expense                                      951              992                               1,943
Other (income) expense                                 70             (570)                               (500)
                                               ----------       ----------                         -----------
Income (loss) before income taxes                  16,942             (787)                             15,453
Provision for income taxes                          5,804              105          (253)                5,656
                                               ----------       ----------                         -----------
Net income (loss)                              $   11,138       $     (892)                        $      9797

Per Share Data:
    Basic earnings per share                   $     1.72       $    (0.31)                        $      1.51
    Diluted earnings per share                       1.66       $    (0.31)                        $      1.46
    Weighted average shares outstanding:
        Basic                                   6,486,081        2,866,000                           6,486,081
        Diluted                                 6,717,152        2,866,000                           6,717,152

         NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

           1.     BASIS OF PRESENTATION

                  Certain historical data of Schleicher has been reclassified to conform to Escalade's presentation.

           2.     ALLOCATION OF PURCHASE PRICE

                  The purchase price of $12,486 thousand has been allocated to property and equipment.

           3.     PRO FORMA ADJUSTMENTS

                  The unauadited pro forma condensed combined income statements include the adjustments necessary to give effect to the purchase price as if it had occurred as of January 1, 2002 for income statement purposes and on December 28, 2002 for balance sheet purposes. Accordingly, the adjustments reflect the allocation of the purchase price and the elimination of Schleicher equity balances.

  (c) Exhibits

23.1        Consent of Bodensee Treuhand GmbH

99.1        Press release dated April 17, 2003 *

99.2 Schleicher & Co. International Aktiengesellschaft audited financial statements for the short fiscal year ended December 31, 2002

--------------------
*  Previously filed as part of the initial Form 8-K filed on April 29, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.

Date: 6 June 2003                    ESCALADE, INCORPORATED
                                     By: /s/ John R. Wilson
                                         ------------------
                                     Vice President and Chief Financial Officer

                                INDEX TO EXHIBITS

NUMBER                             DESCRIPTION
------                             -----------
 23.1          Consent of Bodensee Treuhand GmbH

 99.1          Press release dated April 17, 2003

 99.2          Schleicher & Co. International Aktiengesellschaft audited
               financial statements for the short fiscal year ended December 31, 2002